SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 12, 2018
Date of Report
(Date of Earliest Event Reported)

CANNASSIST INTERNATIONAL CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55809	82-1873116
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

412 North Main Street
Buffalo, Wyoming 82834
(Address of principal executive offices) (zip code)

760-990-3091
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01 Entry into a Material Definitive Agreement

On July 12, 2018, CannAssist International Corp., a Delaware corporation (the “Company”), entered into a share exchange acquisition agreement (the “Acquisition Agreement”) with Xceptor LLC, a private company organized under the laws of Wyoming (“Xceptor”). Under the Acquisition Agreement, the Company issued to the members of Xceptor a total amount of 3,000,000 shares of its common stock, valued at $0.0001 per share, in exchange for all of the issued and outstanding membership interests of Xceptor.

Mr. Mark Palumbo, who is the officer, director and majority shareholder of the Company, was an officer and member of Xceptor LLC prior to the Acquisition.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On July 12, 2018, CannAssist International Corp., a Delaware corporation (the “Company”), entered into a share exchange acquisition agreement (the “Acquisition Agreement”) with Xceptor LLC, a private company organized under the laws of Wyoming (“Xceptor”).

The Acquisition was effected by the Company through the exchange of all the outstanding membership interests of Xceptor for 3,000,000 shares of common stock of the Company, valued at $0.0001 per share. At the time of the Acquisition, there was one shareholder of the Company who is also a shareholder and manager of Xceptor. Xceptor has become a wholly owned subsidiary of the Company and the Company has taken over its operations and business plan. Prior to the Acquisition, the Company had no ongoing business or operations.

Xceptor LLC produces and sells its proprietary CBD product, Cibidinol, and other products using its proprietary processes. Xceptor has developed a proprietary process for increasing the bioavailability of cannabidiol ("CBD") in consumable and topical products. CBD is a non-psychoactive compound found in hemp and cannabis that has several health benefits. Xceptor’s proprietary processes are designed to make enhanced CBD products more available and accessible to others seeking better health outcomes and enhanced quality of life. Xceptor has directed its research and development efforts toward issues related to health and wellness.  It is Xceptor’s belief that harsher drug therapies currently in use today can be used less often, leading to the mitigation and, in some cases, elimination of certain disease states. Xceptor seeks to blend historically significant and proven eastern and alternative medical tenets with desired western sensibilities. Xceptor’s initial research and development work, aimed at enhancing the bioavailability of desired molecular structures, resulted in the production of a line of CBD products, most notably its proprietary CBD product, Cibidinol.

BUSINESS AND BUSINESS PLAN

Prior to the Acquisition, the Company had no business or operations. Pursuant to the Acquisition, the Company has acquired the business plan, operations and contracts of its now wholly-owned subsidiary, Xceptor LLC (“Xceptor”).

Business Overview

Xceptor LLC produces and sells its proprietary CBD product, Cibidinol, and other products using its proprietary processes. Xceptor has developed a proprietary process for increasing the bioavailability of cannabidiol ("CBD") in consumable and topical products. CBD is a non-psychoactive compound found in hemp and cannabis that has several health benefits. Xceptor’s proprietary processes are designed to make enhanced CBD products more available and accessible to others seeking better health outcomes and enhanced quality of life. Xceptor has directed its research and development efforts toward issues related to health and wellness.  It is Xceptor’s belief that harsher drug therapies currently in use today can be used less often, leading to the mitigation and, in some cases, elimination of certain disease states. Xceptor seeks to blend historically significant and proven eastern and alternative medical tenets with desired western sensibilities. Xceptor’s initial research and development work, aimed at enhancing the bioavailability of desired molecular structures, resulted in the production of a line of CBD products, most notably its proprietary CBD product, Cibidinol.

The Products and Process

Xceptor's product offerings are based on its proprietary formulation and manufacturing processes that are intended to enhance the bioavailability of CBD.  Enhanced bioavailability is important as CBD and related compounds are oil-based and thus are not easily absorbed into the body. Xceptor's process is intended to allow for quicker absorption, consistent therapeutic levels, and reduced dosage requirements.

CBD is currently being used and/or studied for treatment of various health issues, including Opioid Addiction, Cancer, Pain, Diabetes, Obesity, Anorexia, Inflammation, Epilepsy, Alzheimer’s Disease, Parkinson’s Disease, PTSD, Anxiety, Insomnia, Acne, MS, and Depression.

Xceptor intends to produce and distribute its proprietary product, Cibidinol, and a number of consumable and topical products in various delivery forms including capsules, sublingual drops, films, troches, lotions, creams, sprays, powders, suppositories, drinks and edibles.

Xceptor intends to provide a line of CBD infused products that are produced with the Company's proprietary process of enhancing bioavailability. The details of this process are available upon request. The products to be offered by Xceptor include:

•	Capsules
•	Topical Products
•	Oral Drops, films, and troches
•	Suppositories
•	Hair and scalp Conditioners
•	Lotions and Creams
•	Sprays and Powders

Through Xceptor 's laboratory, it is Xceptor's intent to create and maintain a robust product line. Within this industry, Xceptor believes that there is a strong demand for research in order to understand hemp/cannabis, its terpenes and other molecules within the plant. Xceptor's hired scientists will separate these molecules and re-task them in combinations magnifying their therapeutic activities. Xceptor’s research and development will also focus on studying adjunctive materials to use with the CBD product including (but not limited to) vitamins, anti-oxidants, sleep aids, and other therapeutic ingredients.

Plan of Operation and Presence in the Market

Xceptor will manufacture and distribute its products at facilities located in Carrollton, Texas, located at 2210 Hutton Drive, Carrollton, Texas 75006.

Xceptor will solidify its market presence and position by enhancing current and developing new strategic relationships.  Products will be sold through distributors and wholesalers and through a significant online market presence.  Xceptor will also evaluate the generation of additional revenue streams through the licensing of its proprietary processes to strategic partners.

Xceptor will continually expand its operations by making continued reinvestments into Xceptor’s research and development infrastructure while concurrently expanding production capacity. Xceptor will frequently release new products produced using its proprietary method of enhancing the bioavailability of CBD.

Anticipated launches include enhanced CBD in: suppositories, drinks, sublingual solids (gummy or film-like) and a number of products to enhance the health, protection and appearance of the skin.  Also planned are ‘compassionate use’ lines of products derived from other cannabinoid compounds.

Longer-term research involves combinations designed to enhance appetite, improve sleep and slow progress of neurological disorders.  Tissue cultivation methods will be employed to help us understand physiological pathways and, where applicable, to identify, purify and magnify interesting molecules and to manufacture high quality ingredients for health and wellness products.

Xceptor believes that it will be able to maintain successful business operations because of the following:

•	Very large and predictable streams of revenue through the ongoing sale of enhanced bioavailability CBD products and consumables.
•	Insulated from deleterious changes in the economy as people will continue to require CBD infused on a regular basis.
•	Demand currently outpaces supply tremendously.
•	In house laboratory operations that ensure that the highest quality.
•	Proprietary processes and procedures for enhancing the bioavailability of CBD.

The Market

Currently, the outlook for the US economy is moderate. Unemployment rates have declined while asset prices have risen substantially. However, hemp based product businesses (including manufacturers and distributors of CBD products) operate with great economic stability as people will continue to require and want these products despite drawbacks in the general economy. International markets, particularly Europe and soon Canada, have little to no restrictions regarding the use of CBD.  Xceptor is actively pursuing customer requests in these markets focusing on large chain retail outlets, big box stores and distribution relationships. The demand within this market is tremendous, and it is expected to remain strong as regulations change. It should also be noted that demand is expected to continually increase as more states legalize cannabis and related products for medical and recreational use.

It is currently estimated that the sale of cannabis (including hemp derived products) and its related products through states that have legalized it (for both medical and recreational use) is a $2.7 billion industry within the United States. This is a 74% increase over the past year. The advent of this industry has occurred over the past nine years, and many more states are expected to continue to allow for sales of cannabis and related products both medically and recreationally. The industry currently employs approximately 88,000 people. It should be noted that the number of people working within this industry may be higher than reported as some individuals (due to conflicting state and federal laws) do not report that they work for a cannabis based business.

It should also be noted that many states through their legislation and popular vote have allowed for the growth, distribution, and sale of cannabis for medical and recreational purposes. As of mid-2017, 25 states have legalized cannabis use laws. Seven states and the District of Columbia have legalized cannabis for recreational use. The landscape of this industry, regarding legal matters, is expected to continue to evolve according to changes to the regulatory framework over the next five years.

Customer Profile

Among companies that will purchase products from Xceptor, Management will target customers with the following demographic profile when implementing its marketing campaigns:

•	Operates as a distributor or manufacturer of consumable goods
•	Is a brand firm that is looking to enter the CBD products market
•	Generates revenues in excess of $10 million per year
•	Will spend $100,000 to $1.5 million per year via purchase orders.

Also, consumers will have direct online access to Xceptor’s Products. Xceptor will target consumers who frequently use social media, make general and healthcare purchases through online marketplaces, and perform web searches for healthcare and lifestyle information.

Marketing and Sales Strategy

Management intends on using a number of sales and marketing strategies to ensure market share and sales volume.

Xceptor intends to market its products by building a large word-of-mouth referral network once the business establishes a strong brand name and by maintaining extensive relationships with third party cosmetics and consumables manufacturers and distributors.

Xceptor intends to develop an independent sales network that will operate on a commission basis. At this time, Management is developing a commission schedule that will provide agents with a range of commissions depending on the volume and type of business secured.  Management expects to have three to four independent sales agents.

Xceptor’s Management Team, and its sales agents will frequently attend trade shows and industry forums to formalize and secure incremental and new revenue sources.

Xceptor is developing preferred pricing models for distributors, manufacturers, and partners to drive volume in desired product segments and to ensure consistent and predictable sales sources.

Competition

The current market place currently consists of collectives, dispensaries, licensed pain management clinics, and related entities that are licensed to sell THC and CBD based products. There are also a number of online vendors that provide diverse inventories of CBD infused products. As has been discussed throughout this document, the distribution of products containing CBD is still in a legal "grey-zone" on the federal level. However, most states explicitly allow for the sale of CBD products that have been produced from industrial hemp and cannabis with limited quantities of psychoactive ingredients. As such, larger corporations that are able to strictly adhere to these manufacturing standards are entering the market with consumable and topical products that feature CBD as one of the primary ingredients.

One of the main competitive advantages that Xceptor will have over its competition is that the business is able to increase the bioavailability of CBD through a proprietary process. This will remain as one of the strongest advantages that Xceptor will have throughout the life of the business. This technology additionally advances a more consumer accessible costing. At all times, the business will comply with FDA regulations regarding cosmetics and consumables that contain CBD. Xceptor's legal team will ensure that the business in compliance.

Suppliers, Distributors and Other Strategic Partners

Cosmetic Innovations (CI)

The Company will lease production and R&D space from Cosmetic Innovations (CI) and CI will provide some outsourced production services. The Company has not yet entered into a formal agreement with CI, but plans to do so in the near future.

Employees

Xceptor has 1 employee.

Property

All manufacturing and distribution operations will occur at Xceptor's facilities in Carrollton, Texas. The facility's address is:

2210 Hutton Drive
Carrollton, Texas 75006

Xceptor's corporate facilities are located at:

412 North Main Street
Buffalo, Wyoming 82834

Effect of Existing or Probable Governmental Regulation

As of the end of February 2017, 28 states and the District of Columbia allow its citizens to use medical marijuana. Voters in the states of Colorado, Washington, Alaska, Oregon and the District of Columbia have approved ballot measures to legalize cannabis for adult use. The state laws are in conflict with the Federal Controlled Substances Act, which makes marijuana use and possession illegal on a national level. The prior administration (President Obama) effectively stated that it is not an efficient use of resources to direct law federal law enforcement agencies to prosecute those lawfully abiding by state-designated laws allowing the use and distribution of medical marijuana. However, the Trump administration has indicated the potential for stricter enforcement of the marijuana industry at the federal level, but to date there has been very little in terms of action. There is no guarantee that the Trump administration or future administrations will maintain the low-priority enforcement of federal laws in the marijuana industry that was adopted by the Obama administration. The Trump administration or any new administration that follows could change this policy and decide to enforce the federal laws strongly. Any such change in the federal government’s enforcement of current federal laws could cause significant financial damage to our business and our shareholders.

Currently, Xceptor LLC produces and sells its proprietary CBD product, Cibidinol, and is subject to relevant regulation by the Food and Drug Administration. Further, and while we do not intend to harvest, distribute or sell cannabis, if we conduct research with the cannabis plant, we could be deemed to be participating in marijuana cultivation, which remains illegal under federal law, and exposes us to potential criminal liability, with the additional risk that our properties could be subject to civil forfeiture proceedings.

Costs and Effects of Compliance with Environmental Laws

Not applicable.

Legal Matters

 We know of no material, existing or pending legal proceedings against Xceptor, nor is it involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which our directors, officers or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

THE COMPANY

CannAssist International Corp. was originally named Iris Grove Acquisition Corporation ("Iris Grove ") and incorporated on May 17, 2017 under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions.

In July 2017, Iris Grove Acquisition Corporation filed a registration statement with the Securities and Exchange Commission on Form 10-12g pursuant to Securities Exchange Act of 1934 and became a public reporting company. In May 2018, the Company effected a change in control of Iris Grove Acquisition Corporation. As part of that change in control, the then officers and directors of Iris Grove resigned, the Company redeemed 20,000,000 shares of the then 20,000,000 shares of common stock outstanding. Mark Palumbo was appointed the sole officer and director of the Company and the Company issued an aggregate of 4,200,000 shares of common stock to Mr. Palumbo and a group of investors. In addition, the Company changed its name to CannAssist International Corp.

The Company's corporate offices are located at 412 North Main Street, Buffalo, Wyoming 82834. The Company's email address is info@xceptorllc.com, and its website is www.xceptorllc.com. The Company’s telephone number is 760-990-3091.

As a public reporting company pursuant to the Securities Exchange Act, the Company files with the Securities and Exchange Commission quarterly and annual reports and management shareholding information. The Company intends to deliver a copy of its annual report to its security holders, and will voluntarily send a copy of the annual report, including audited financial statements, to any registered shareholder who requests the same.

The Company’s documents filed with the Securities and Exchange Commission may be inspected at the Commission ’ s principal office in Washington, D.C. Copies of all or any part of the registration statement may be obtained from the Public Reference Section of the Securities and Exchange Commission, 100 F Street N.E., Washington, D.C. 20549. Call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The Securities and Exchange Commission also maintains a web site at http://www.sec.gov that contains reports, proxy statements and information regarding registrants that file electronically with the Commission.

Emerging Growth Company

The Company qualifies as an "emerging growth company" as defined in the Jumpstart Our Business Startups Act which became law in April, 2012. The definition of an "emerging growth company" is a company with an initial public offering of common equity securities which occurred after December 8, 2011 and has less than $1 billion of total annual gross revenues during last completed fiscal year. The disclosure regarding the company and The Jumpstart Our Business Startups Act is incorporated herein by reference from the Form 10-12G filed on July 7, 2017.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our audited financial statements and notes to our financial statements included elsewhere in this report. This discussion contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors discussed elsewhere in this report.

Certain information included herein contains statements that may be considered forward-looking statements, such as statements relating to our anticipated revenues, gross margin and operating results, future performance and operations, plans for future expansion, capital spending, sources of liquidity, and financing sources. This forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and accordingly, such results may differ from those expressed in any forward-looking statements made herein. These risks and uncertainties include those relating to our liquidity requirements, the continued growth of the Company’s industry, the success of our product development, marketing and sales activities, vigorous competition in the construction industry, dependence on existing management, leverage and debt service (including sensitivity to fluctuations in interest rates), domestic or global economic conditions, the inherent uncertainty and costs of prolonged arbitration or litigation, and changes in federal or state tax laws or the administration of such laws.

Overview

References to the financial condition and performance of the Company below in this section "Management's Discussion and Analysis of Financial Condition and Results of Operations" are to Xceptor LLC, the Company's wholly-owned subsidiary.

As of March 31, 2018, the Company had members' deficit of $965, and a cash balance of $485. During the three months ended March 31, 2018, the Company had revenues of $153 and a net loss of $345.

As of December 31, 2017, the Company had members' deficit of $620, and a cash balance of $380. During the year ended December 31, 2017, the Company had revenues of $232 and a net loss of $5,091.

The Company anticipates that it would need approximately $4,500,000 over the next 12 months to continue as a going concern, satisfy its capital commitments and continue its operations in accordance with its current business plan. In addition to revenues generated from sales, the Chief Executive Officer and several shareholders plan to continue to fund the Company’s operations, if needed, during the next 12 months or until the Company can generate an ongoing source of capital sufficient to independently continue its operations.

As of March 31, 2018 and December 31, 2017, the Company has an accumulated deficit of $5,436 and $5,091, respectively. These matters raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date, and /or obtain additional financing from its stockholders and/or other third parties.

The Company’s independent auditors have expressed substantial doubt as to the ability of the Company to continue as a going concern. Unless the Company is able to generate sufficient cash flow from operations and/or obtain additional financing, there is a substantial doubt as to the ability of the company to continue as a going concern.

Revenues and Losses

During the three months ended March 31, 2018, the Company posted revenues of $153, total operating expenses of $498, consisting of general and administrative expenses of $498, and a net loss of $345.

During the year ended December 31, 2017, the Company posted revenues of $232, total operating expenses of $5,323, consisting of expenses related to product testing of $2,255 and general and administrative expenses of $3,068, and a net loss of $5,091.

Liquidity and Capital Resources

As of March 31, 2018, the Company had cash available of $485. There is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company. Accordingly, given the Company’s limited cash and cash equivalents on hand, the Company will be unable to implement its business plans and proposed operations unless it obtains additional financing or otherwise is able to generate revenues and profits. The Company may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans.

Discussion of the Three Months ended March 31, 2018

As of March 31, 2018, the Company generated revenues of $153 against total operating expenses of $498, consisting of general and administrative expenses of $498.

During the three months ended March 31, 2018, the Company generated cash from operating activities of $105.

There is no comparison to the three months ended March 31, 2017 because Xceptor LLC was formed on September 12, 2017.

Discussion of Year ended December 31, 2017

As of December 31, 2017, the Company generated revenues of $232 against total operating expenses of $5,323, consisting of expenses related to product testing of $2,255 and general and administrative expenses of $3,068.

During the year ended December 31, 2017, the Company used cash in operating activities of $5,091. During such period, the Company also generated cash from financing activities of $5,471.

There is no comparison to the year ended December 31, 2016 because Xceptor LLC was formed on September 12, 2017.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements.

Equipment Financing

The Company has no equipment financing arrangements.

Source of Revenues

The Company earns revenue from executing its business plan and selling its proprietary CBD products.

Alternative Financial Planning and Liquidity

As of March 31, 2018, the Company had cash available of $485.

The Company has no alternative financial plans at the moment. If the Company is not able to successfully raise monies as needed through a private placement or other securities offering (including, but not limited to, a primary public offering of securities), the Company’s ability to operate effectively will be severely jeopardized.

The Company does not anticipate that it will generate revenue sufficient to cover its planned operating expenses, and the Company must obtain additional financing in order to develop and implement its business plan and proposed operations. If the Company is not successful in generating sufficient revenues and/or obtaining additional funding to develop its business plan and proposed operations, this could have a material adverse effect on its business, results of operations liquidity and financial condition.

The Company does not anticipate that it will generate revenue sufficient to cover its planned operating expenses, and the Company must obtain additional financial in order to develop and implement its business plan and proposed operations. If the Company is not successful in generating sufficient revenues and/or obtaining additional funding to develop its business plan and proposed operations, this could have a material adverse effect on its business, results of operations liquidity and financial condition.

Critical Accounting Policies

Basis of presentation

The Company’s condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The accompanying unaudited condensed financial statements reflect all adjustments, consisting of only normal recurring items, which, in the opinion of management, are necessary for a fair statement of the results of operations for the periods shown and are not necessarily indicative of the results to be expected for the full year ending December 31, 2018.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized when a customer obtains control of promised goods or services and is recognized in an amount that reflects the consideration that an entity expects to receive in exchange for those goods or services. In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The amount of revenue that is recorded reflects the consideration that the Company expects to receive in exchange for those goods. The Company applies the following five-step model in order to determine this amount: (i) identification of the promised goods in the contract; (ii) determination of whether the promised goods are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation.

The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. Once a contract is determined to be within the scope of ASC 606 at contract inception, the Company reviews the contract to determine which performance obligations the Company must deliver and which of these performance obligations are distinct. The Company recognizes as revenues the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied or as it is satisfied. Generally, the Company's performance obligations are transferred to customers at a point in time, typically upon delivery.

Income taxes

As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership. Therefore, no provision or liability for federal income taxes has been included in the financial statements. In the event of an examination of the Company’s tax return, the tax liability of the members could be changed if an adjustment in the Company’s income is ultimately sustained by the taxing authorities.

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

MANAGEMENT

Officers and Directors

Mark Palumbo serves as the sole officer and director of the Company. Mr. Palumbo also serves as an officer and manager of Xceptor LLC.

Mark Palumbo
President, Secretary, Chief Financial Officer and Director of the Company

Following studies at the University of Rhode Island, Mark worked in the aerospace industry for three years starting in 1980.  At Ocean Technologies he worked as an electronic technician supporting the development of submarine weapon systems of the Naval Underwater Systems Center in Newport/Middletown, RI and he then worked in a similar capacity for Hughes Aircraft.  To better utilize his Biology degree Mark joined DuPont Pharmaceuticals in 1983.  He initially worked as a pharmaceutical representative supporting doctors, hospitals, and pharmacies in Southern California.  Later he was promoted to a management position at their Long Island, NY production facility that provided contract testing and manufacturing services to the pharmaceutical, cosmetic, personal care and nutritional industries. In 1990 Mark pursued his interest in the Cosmetic and Personal Care industries.  He worked at US Cosmetics selling cosmetic ingredients to US formulators and manufacturers and then, 5 years later, he moved to Collaborative Laboratories where he directed the company’s global sales initiative. Utilizing his industry knowledge and experience Mark formed his own company, DIOW Products (Doing it our Way), in 1999.  Working collaboratively with clients the company developed, manufactured, and supplied raw materials for personal care, cosmetics and nutritional products.   DIOW was sold in 2008 and using the retained assets, EME Ltd. was formed that same year. Through Mark’s leadership EME Ltd. has worked independently and collaboratively to develop new products and to enhance the bioavailability and ease-of-use of existing products.  EME Ltd. currently includes a cell biology laboratory and two botanically based personal care, cosmetic, food and nutritional companies.

Director Compensation

Directors do not receive any compensation for serving on the Board of Directors.

Committees and Terms

The Board of Directors has not established any committees. The Company will notify its shareholders for an annual shareholder meeting and that they may present proposals for inclusion in the Company’s proxy statement to be mailed in connection with any such annual meeting; such proposals must be received by the Company at least 90 days prior to the meeting. No other specific policy has been adopted in regard to the inclusion of shareholder nominations to the Board of Directors.

Indemnification of Officers, Directors, Employees and Agents

The Certificate of Incorporation and bylaws of the Company provide that the Company shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify all directors of the Company, as well as any officers or employees of the Company to whom the Company has agreed to grant indemnification.

Section 145 of the Delaware General Corporation Law empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers provided that this provision shall not eliminate or limit the liability of a director (I) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware General Corporation Law provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's by-laws, any agreement, vote of shareholders or otherwise.

The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

 INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, IT IS THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.

EXECUTIVE COMPENSATION

Summary Compensation

Mark Palumbo has served as the only officer and director of the Company. Mr. Palumbo has also served as the only officer and manager of Xceptor LLC, the wholly owned subsidiary. Mr. Palumbo received no compensation from either company for his services as an officer or director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth information with respect to ownership of issued and outstanding stock of the Company as of the date hereof by each executive officer and director of the Company and any person or group known by the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities:

COMMON STOCK

	Common Shares	Percentage
	Owned	Of Class(1)

Mark Palumbo (2)(3) President, Secretary, Treasurer and Director	4,800,000	66%

(1)	Based on 7,200,000 common stock shares outstanding.

(2)
Consists of 3,000,000 shares initially owned in the Company as a result of the change in control and 1,800,000 shares received in exchange for membership interests in Xceptor, LLC owned by him pursuant to the Acquisition.

(3)	Mr. Palumbo’s address is 412 North Main Street, Buffalo, Wyoming 82834.

MARKET PRICE OF AND DIVIDENDS AND RELATED STOCKHOLDER MATTERS

Dividends

The Company has not paid any dividends to date. The Company has not made any determination about if and when it will pay dividends on its common stock.

Preferred Stock

The Company has 20,000,000 authorized undesignated shares of preferred stock. No preferred stock has been designated nor issued.

Market Price

There is no public market for the Company’s common stock and there is no market price for the Company's common stock.

Disclosure of Commission Position on Indemnification for Securities Act Liabilities

The Company’s Certificate of Incorporation include an indemnification provision that provides that the Company shall indemnify directors against monetary damages to the Company or any of its shareholders by reason of a breach of the director’s fiduciary except (i) for any breach of the director’s duty of loyalty to the Company or its shareholders or (ii) for acts or omissions not in good faith or which involve intentional misconduct of (iii) for unlawful payment of dividend or unlawful stock purchase or redemption or (iv) for any transaction from which the director derived an improper personal benefit.

The Bylaws of the Company provide that the Company shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify all directors of the Company, as well as any officers or employees of the Company to whom the Company has agreed to grant indemnification. Section 145 of the Delaware General Corporation Law ("DCL") empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware General Corporation Law provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's by-laws, any agreement, vote of shareholders or otherwise.

The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Certificate of Incorporation does not specifically indemnify the officers or directors or controlling persons against liability under the Securities Act.

The Securities and Exchange Commission’s position on indemnification of officers, directors and control persons under the Securities Act by the Company is as follows:

INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS AND CONTROLLING PERSONS OF THE SMALL BUSINESS ISSUER PURSUANT TO THE RULES OF THE COMMISSION, OR OTHERWISE, THE SMALL BUSINESS ISSUER HAS BEEN ADVISED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS, THEREFORE, UNENFORCEABLE.

ITEM 3.02 Recent Sales of Unregistered Securities

The Company has issued the following securities in the last three (3) years. Such securities were issued pursuant to exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering, as noted below. Each of these transactions was issued as part of a private placement of securities by the Company in which (i) no general advertising or solicitation was used, and (ii) the investors purchasing securities were acquiring the same for investment purposes only, without a view to resale.

Since inception, the Company has issued shares of common stock which were not registered as follows:

The Company (as Iris Grove Acquisition Corporation) issued an aggregate of 20,000,000 shares on formation in May 2017 pro rata (10,000,000 each) to James Cassidy and James McKillop, at a purchase price equal to $0.0001 per share, of which all 20,000,000 shares were redeemed via contribution and cancelled.

In May 2018, the Company issued 4,200,000 shares of its common stock to six stockholders, at a purchase price equal to $0.0001 per share, as part of a change in control.

On July 12, 2018, pursuant to the Acquisition, the Company issued 3,000,000 shares of its common stock, valued at $0.0001 per share, in exchange for all the outstanding membership interests of Xceptor LLC then held by its 2 members.

ITEM 5.06 Change in Shell Company Status

The Company has acquired Xceptor LLC which is an operating and ongoing business and has a defined business plan and operations and accordingly, the Company has commenced operations and is no longer deemed to be a shell company.

ITEM 9.01 Financial Statements and Exhibits

The audited financial statements of the Company are included herewith.

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

2.1*	Agreement and Plan of Reorganization between CannAssist International Corp. and Xceptor LLC
3.1	Certificate of Incorporation (filed as exhibit to the Form 10-12G filed January 18, 2017)
3.2	By-laws (filed as exhibit to the Form 10-12G filed January 18, 2017)
3.3	Sample stock certificate (filed as exhibit to the Form 10-12G filed January 18, 2017)
99.1*	Pro forma financial statements

*	Filed herewith

Xceptor LLC

Financial Statements
March 31, 2018

Contents

Balance Sheets as of March 31, 2018 (Unaudited) and December 31, 2017	F-2

Statement of Operations for the Three Months Ended March 31, 2018 (Unaudited)	F-3

Statement of Cash Flows for the Three Months Ended March 31, 2018 (Unaudited)	F-4

Notes to Financial Statements (Unaudited)	F-5

Xceptor LLC Balance Sheets

	March 31, 2018	December 31, 2017
	(unaudited)
ASSETS
Current assets:
Cash	$485	$380

Total assets	$485	$380

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	450	-
Loan payable	1,000	1,000
Total current liabilities	$1,450	$1,000

Commitments and contingencies	-	-

Members’ Equity (Deficit):
Contributed capital	4,471	4,471
Accumulated deficit	(5,436)	(5,091)
Total members’ deficit	(965)	(620)

Total liabilities and members’ equity	$485	$380

The accompanying notes are an integral part of these unaudited financial statements.

Xceptor LLC Statement of Operations (unaudited)

For the Three Months Ended March 31, 2018

Revenue	$153

Operating expenses:
General and administrative	498
Total operating expenses	498

Net loss	$(345)

The accompanying notes are an integral part of these unaudited financial statements.

Xceptor LLC Statement of Cash Flows (unaudited)

For the Three Months Ended March 31, 2018
Cash flows from operating activities:
Net loss	$(345)
Adjustments to reconcile net loss to net cash provided by operating activities:
Changes in Operating Assets and Liabilities:
Accounts payable	450
Net cash provided by operating activities	105

Cash flows from Investing activities:	-

Cash flows from Financing activities:	-

Net increase in cash	105

Cash, beginning of period	380

Cash, end of period	$485

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$-
Cash paid for taxes	$-

The accompanying notes are an integral part of these unaudited financial statements.

-
Xceptor LLC
Notes to Financial Statements
March 31, 2018
(Unaudited)

NOTE 1 – DESCRIPTION OF BUSINESS AND HISTORY

Description of business
Xceptor LLC (the “Company” “Xceptor”) is a Limited liability company formed on September 12, 2017 in Wyoming.  Xceptor has two members with the Managing Member, Mark Pulumbo, owning 60%. Xceptor is headquartered in Carrollton, Texas. The Company developed a proprietary process for increasing the bioavailability of cannabidiol (“CBD”) in consumable and topical products. CBD is a non-psychoactive compound found in hemp and cannabis that has several health benefits. The Company intends to produce and distribute their proprietary CBD product, Cibidinol, and other products using this proprietary process.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation
The Company’s unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The accompanying unaudited condensed financial statements reflect all adjustments, consisting of only normal recurring items, which, in the opinion of management, are necessary for a fair statement of the results of operations for the periods shown and are not necessarily indicative of the results to be expected for the full year ending December 31, 2018.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition
Revenue is recognized when a customer obtains control of promised goods or services and is recognized in an amount that reflects the consideration that an entity expects to receive in exchange for those goods or services. In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The amount of revenue that is recorded reflects the consideration that the Company expects to receive in exchange for those goods. The Company applies the following five-step model in order to determine this amount: (i) identification of the promised goods in the contract; (ii) determination of whether the promised goods are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation.

The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. Once a contract is determined to be within the scope of ASC 606 at contract inception, the Company reviews the contract to determine which performance obligations the Company must deliver and which of these performance obligations are distinct. The Company recognizes as revenues the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied or as it is satisfied. Generally, the Company’s performance obligations are transferred to customers at a point in time, typically upon delivery.

Income taxes
As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership. Therefore, no provision or liability for federal income taxes has been included in the financial statements. In the event of an examination of the Company’s tax return, the tax liability of the members could be changed if an adjustment in the Company’s income is ultimately sustained by the taxing authorities.

Recent Accounting Pronouncements
The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company requires capital for its contemplated operational and marketing activities. The obtainment of additional financing, through an initial capital raise, the successful development of the Company’s contemplated plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. There is no guarantee that the Company will be able to obtain the necessary financing or profitable operations. These conditions and the ability to successfully resolve these factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of these aforementioned uncertainties.

NOTE 4 – LOAN PAYABLE

On October 11, 2017, the Company received a $1,000 loan from a third party. The loan is unsecured, due on demand and non-interest bearing.

NOTE 5 – SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) management has performed an evaluation of subsequent events through the date that the financial statements were available to be issued, and through the date of the filing, and has determined that it does not have any material subsequent events to disclose in these financial statements.

Xceptor LLC

Financial Statements
December 31, 2017

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Xceptor LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Xceptor LLC (the "Company") as of December 31, 2017, the related statement of operations, stockholders' equity (deficit), and cash flows for the period September 12, 2017 (Inception) through December 31, 2017 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of its operations and its cash flows for the period September 12, 2017 (Inception) through December 31, 2017, in conformity with accounting principles generally accepted in the United States.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s BF Borgers CPA PC
BF Borgers CPA PC

We have served as the Company's auditor since 2017
Lakewood, CO
July 13, 2018

Xceptor LLC Balance Sheet

December 31, 2017
ASSETS
Current assets:
Cash	$380

Total assets	$380

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Loan payable	1,000
Total current liabilities	$1,000

Commitments and contingencies	-

Members’ Equity (Deficit):
Contributed capital	4,471
Accumulated deficit	(5,091)
Total members’ deficit	(620)

Total liabilities and members’ equity	$380

The accompanying notes are an integral part of these financial statements.

Xceptor LLC Statement of Operations
From inception on September 12, 2017 through December 31, 2017

Revenue	$232

Operating expenses:
Product testing	2,255
General and administrative	3,068
Total operating expenses	5,323

Net loss	$(5,091)

The accompanying notes are an integral part of these financial statements.

Xceptor LLC Statement of Members’ Equity December 31, 2017

	Contributed	Accumulated
	Capital	Deficit	Total
September 12, 2017, (date of inception)	$-	$-	$-
Contributed capital	4,471	-	4,471
Net loss for the year ended December 31, 2017	-	(5,091)	(5,091)

Balance, December 31, 2017	$4,471	$(5,091)	$(620)

The accompanying notes are an integral part of these financial statements.

Xceptor LLC Statement of Cash Flows

From inception on September 12, 2017 through December 31, 2017
Cash flows from operating activities:
Net loss	$(5,091)
Net cash used in operating activities	(5,091)

Cash flows from Financing activities:
Proceeds from loan	1,000
Contributed capital	4,471
Net cash provided by financing activities	5,471

Net increase in cash	380

Cash, beginning of period	-

Cash, end of year	$380

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$-
Cash paid for taxes	$-

The accompanying notes are an integral part of these financial statements.

Xceptor LLC
Notes to Financial Statements
December 31, 2017

NOTE 1 - DESCRIPTION OF BUSINESS AND HISTORY

Description of business
Xceptor LLC (the “Company” “Xceptor”) is a Limited liability company formed on September 12, 2017 in Wyoming.  Xceptor has two members with the Managing Member, Mark Pulumbo, owning 60%. Xceptor is headquartered in Carrollton, Texas. The Company developed a proprietary process for increasing the bioavailability of cannabidiol ("CBD") in consumable and topical products. CBD is a non-psychoactive compound found in hemp and cannabis that has several health benefits. The Company intends to produce and distribute their proprietary CBD product, Cibidinol, and other products using this proprietary process.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation
The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.   Actual results could differ from those estimates.

Concentrations of Credit Risk
We maintain our cash in bank deposit accounts, the balances of which at times may exceed federally insured limits.  We continually monitor our banking relationships and consequently have not experienced any losses in our accounts.  We believe we are not exposed to any significant credit risk on cash.

Cash equivalents
The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents for the year ended December 31, 2017.

Fair value of financial instruments
The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements.  To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1: Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2: Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3: Pricing inputs that are generally observable inputs and not corroborated by market data.

The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis as of December 31, 2017.

Revenue Recognition
The Company follows ASC 605-10-S99-1, Revenue Recognition, of the FASB Accounting Standards Codification for revenue recognition, which has four basic criteria that must be met before revenue is recognized: 1) existence of persuasive evidence that an arrangement exists; 2) delivery has occurred or services have been rendered; 3) the seller’s price to the buyer is fixed and determinable; and 4) collection is reasonably assured.

Income taxes
The Company was treated as a partnership for federal and state income tax purposes with all income tax liabilities and/or benefits being passed through to its members. As such, no recognition of federal or state income taxes for the Company has been provided for the year ended December 31, 2017.

As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership. Therefore, no provision or liability for federal income taxes has been included in the financial statements. In the event of an examination of the Company’s tax return, the tax liability of the members could be changed if an adjustment in the Company’s income is ultimately sustained by the taxing authorities.

Recent Accounting Pronouncements
In January 2017, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) 2017-01, Business Combinations (Topic 805) Clarifying the Definition of a Business. The amendments in this update clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions or disposals of assets or businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied prospectively on or after the effective date. The Company is in the process of evaluating the impact of this accounting standard update.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which requires restricted cash to be presented with cash and cash equivalents on the statement of cash flows and disclosure of how the statement of cash flows reconciles to the balance sheet if restricted cash is shown separately from cash and cash equivalents on the balance sheet. ASU 2016-18 is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. The Company is in the process of evaluating the impact of this accounting standard update on its financial statements.

In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfer of Assets Other than Inventory, which requires the recognition of the income tax consequences of an intra-entity transfer of an asset, other than inventory, when the transfer occurs. ASU 2016-16 is effective for interim and annual periods beginning after December 15, 2018, with early adoption permitted. The Company is in the process of evaluating the impact of this accounting standard update on its financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments. ASU 2016-15 provides guidance for targeted changes with respect to how cash receipts and cash payments are classified in the statements of cash flows, with the objective of reducing diversity in practice. ASU 2016-15 is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. The Company is in the process of evaluating the impact of this accounting standard update on its statements of cash flows.

In March 2016, the FASB issued ASU 2016-09, Stock Compensation (Topic 718), Improvements to Employee Share-Based Payment Accounting. ASU 2016-09, which amends several aspects of accounting for employee share-based payment transactions including the accounting for income taxes, forfeitures, and statutory tax withholding requirements, and classification in the statement of cash flows. ASU 2016-09 is effective for fiscal years beginning after December 15, 2016 and interim periods within annual periods beginning after December 15, 2016, with early adoption permitted. The Company is in the process of evaluating the impact of this accounting standard update on its financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). ASU 2016-02 requires lessees to recognize lease assets and lease liabilities on the balance sheet and requires expanded disclosures about leasing arrangements. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018 and interim periods in fiscal years beginning after December 15, 2018, with early adoption permitted. The Company is in the process of evaluating the impact of this accounting standard update on its financial statements.

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred a loss of $5,091 since inception.  The Company requires capital for its contemplated operational and marketing activities. The obtainment of additional financing, through an initial capital raise, the successful development of the Company’s contemplated plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. There is no guarantee that the Company will be able to obtain the necessary financing or profitable operations. These conditions and the ability to successfully resolve these factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of these aforementioned uncertainties.

NOTE 4 – LOAN PAYABLE

On October 11, 2017, the Company received a $1,000 loan from a third party. The loan is unsecured, due on demand and non-interest bearing.

NOTE 5 – RELATED PARTY TRANSACTIONS

On October 3, 2017, Marla Palumbo, a 40% Member, contributed $1,000 to the Company in order to open a bank account and fund initial expense. In addition, Ms. Palumbo contributed an additional $3,471 through December 31, 2017 for general operating expenses.

NOTE 6 – SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) management has performed an evaluation of subsequent events through the date that the financial statements were available to be issued and through the date of the filing, and has determined that it does not have any material subsequent events to disclose in these financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

CANNASSIST INTERNATIONAL CORP.

Date: July 13, 2018	/s/ Mark Palumbo By: Mark Palumbo President